DEFINITIVE SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. __)

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BrandPartners Group, Inc.

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BrandPartners Group

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

TO THE OWNERS OF COMMON STOCK
OF BRANDPARTNERS GROUP INC.

        The Annual Meeting of Shareowners of BrandPartners Group, Inc. (the "Company") will be held at the executive offices of the Company at 10 Main Street, Rochester, New Hampshire 03839, on Friday, May 20, 2005, at 1:00 p.m., local time. The purposes of the meeting are:

1.	To elect two (2) Directors, to serve until their respective successors shall be elected and shall qualify;

2.	To ratify the selection of independent public accountants for the fiscal year ending December 31, 2005;

3.	To ratify the increase in shares available for issuance under the BrandPartners 2004 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors set April 12, 2005 as the record date for the meeting. This means that owners of record of Common Stock at the close of business on that date are entitled to:

• receive this notice of the meeting, and
• vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of shareowners as of the close of business on April 12, 2005 for inspection by shareowners during normal business hours from April 29 through May 13, 2005 at the Company's principal place of business, 10 Main Street, Rochester New Hampshire 03839. This list also will be available to shareowners at the meeting.

By Order of the Board of Directors

/s/ James F. Brooks

James F. Brooks
President, Chief Executive Officer and Secretary

Rochester, New Hampshire
April 20, 2005

We urge each shareowner to promptly sign and return the enclosed proxy card. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

TABLE OF CONTENTS

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2

ELECTION OF DIRECTORS	5

REPORT OF THE AUDIT COMMITTEE	7

EXECUTIVE COMPENSATION	9

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	15

PROPOSAL 3 AMENDMENT TO 2004 STOCK INCENTIVE PLAN	18

OTHER INFORMATION	21

ANNEX A - AUDIT COMMITTEE CHARTER	A - 1

ANNEX B - CODE OF ETHICS	B-1

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2005

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of BrandPartners Group, Inc. (“BPTR” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the executive offices of the Company, 10 Main Street Rochester, New Hampshire 03839 on Friday May 20, 2005 at 1:00 P.M. and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company’s stockholders on or about April 22, 2005. The Company’s 2004 Annual Report to its stockholders on form 10-K, filed electronically (EDGAR System) with the Securities and Exchange Commission on March 25, 2005 is enclosed and should be read in conjunction with the matters set forth herein. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. In addition to solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation and no solicitation is planned beyond the foregoing. The Company will request brokers and nominees who hold stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

The principal executive offices of the Company are located at 10 Main Street Rochester, New Hampshire 03839. The telephone number is (603)335-1400

Outstanding Shares and Voting Rights

The only security entitled to vote at the Annual Meeting is the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Board of Directors has fixed April 12, 2005 at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. At April 12, 2005 there were 33,548,597 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting. In accordance with the Company’s Amended Articles of Incorporation and By-laws, a majority of the shares of Common Stock outstanding and entitled to vote, when represented at the Annual Meeting, in person or by proxy, will constitute a quorum. In accordance with the Amended Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favor of the proposals presented to Stockholders is required for approval of the agenda items.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1. What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2005 Annual Meeting of Shareowners. These directors are Anthony J. Cataldo and James F. Brooks.

2. What is a proxy statement?

        It is a document that the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Anthony J. Cataldo and James F. Brooks, as proxies to vote on your behalf.

3. What is the difference between a shareowner of record and a shareowner who holds stock in street name?

        If your shares are registered in your name, you are a shareowner of record.

        If your shares are held in the name of your broker or bank, your shares are held in street name.

4. How do I get an admission card to attend the meeting?

        If you are a shareowner of record, your proxy card is your admission card. You will need to bring it or a copy of it with you to the meeting.

        If you own shares in street name, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy (described in question 5). Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

        You will also need to bring a photo ID to gain admission.

5. How can I vote at the meeting if I own shares in street name?

        You will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures as described in Question 4 to gain admission to the meeting.

6. What different methods can I use to vote?

By Written Proxy. All shareowners can vote by written proxy card.

In Person. All shareowners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 5).

7. What is the record date and what does it mean?

        The record date for the 2005 Annual Meeting of Shareowners is April 12, 2005. The record date is established by the Board as required by Delaware law. Owners of record of Common Stock at the close of business on the record date are entitled to:

(a) receive notice of the meeting, and
(b) vote at the meeting and any adjournments or postponements of the meeting.

8. How can I revoke a proxy?

        Shareowners can revoke a proxy prior to the completion of voting at the meeting by:

(a) giving written notice to the Office of the Secretary of the Company,
(b) delivering a later-dated proxy, or
(c) voting in person at the meeting (unless they are street name holders without a legal proxy, as described in question 5).

9. Are votes confidential? Who counts the votes?

        We will hold the votes of all shareowners in confidence from directors, officers and employees except:

(a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company,
(b) in case of a contested proxy solicitation,
(c) if a shareowner makes a written comment on the proxy card or otherwise communicates his or her vote to management, or
(d) to allow the independent inspectors of election to certify the results of the vote.

We may retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

10. What are my voting choices when voting for Director nominees, and what vote is needed to elect Directors?

        In the vote on the election of two Director nominees to serve until the 2008 Annual Meeting of Shareowners, shareowners may:

(a) vote in favor of all nominees,
(b) withhold votes as to all nominees, or
(c) withhold votes as to a specific nominee.

        The Board recommends a vote FOR each of the nominees.

11. What are my voting choices when voting on the ratification of the appointment of Moore Stephens, Certified Public Accounts, P.C. as the independent auditors, and what vote is needed to ratify the appointment?

        In the vote on the ratification of the appointment of Moore Stephens, Certified Public Accountants, P.C. as independent auditors, shareowners may:

(a) vote in favor of the ratification,
(b) vote against the ratification, or
(c) abstain from voting on the ratification.

        The proposal to ratify the appointment of Moore Stephens, Certified Public Accountants as independent auditors will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting.

        The Board recommends a vote FOR this proposal.

12. What are my voting choices when voting on the ratification of the increase in shares of Common Stock available for issuance under the Company’s 2004 Stock Incentive Plan, and what vote is needed to ratify the proposal?

        In the vote on the ratification of the increase in shares of Common Stock available for issuance under the Company’s 2004 Stock Incentive Plan, shareowners may:

(a) vote in favor of the ratification,
(b) vote against the ratification, or
(c) abstain from voting on the ratification.

        The proposal to ratify the increase in shares available for issuance under the 2004 Stock Incentive Plan will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting.

        The Board recommends a vote FOR this proposal.

13. What if I do not specify a choice for a matter when returning a proxy?

        Shareowners should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees, FOR the proposal to ratify the appointment of Moore Stephens, Certified Public Accountants as independent auditors and FOR an increase in the authorized shares under the Company’s 2004 Stock Incentive Plan.

14. How are abstentions and broker non-votes counted?

        Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

15. Does the Company have a policy about Directors' attendance at the Annual Meeting of Shareowners?

        The Company does not have a policy about Directors' attendance at the Annual Meeting of Shareowners. All of the Directors, except two, attended the 2004 Annual Meeting of Shareowners.

16. How are proxies solicited and what is the cost?

        We bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

        Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

PROPOSAL 1: ELECTION OF DIRECTORS

There are currently four members of the Company's Board of Directors. Upon the reincorporation of the Company in Delaware on August 20, 2001, the Company's new certificate of incorporation and by-laws established a classified Board of Directors. The members of the Board were divided into three classes, denoted by Class I, Class II and Class III, with the directors in each such class holding office following the initial classification for terms of one, two and three years. Thereafter, the successors to each class of directors are to be elected for three year terms.

At the Annual Meeting of Stockholders of the Company held on June 28, 2004, Anthony J. Cataldo was elected a Class I Director with a term expiring in 2007 and James F. Brooks was elected a Class II Director with a term expiring in 2006 and J. Weldon Chitwood was elected as a Class III director with a term expiring in 2005.

NOMINEE FOR DIRECTORS

At the Annual Meeting of Stockholders of the Company to be held May 20, 2005, two directors will be elected for a term of three years. The Board of Directors has proposed J. Weldon Chitwood and Richard Levy, who have consented to serve. Messrs. Chitwood and Levy currently serve as Directors.

The Board of Directors recommends a vote FOR the election of J. Weldon Chitwood and Richard Levy

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their ages are as follows:

Name	Age	Position	Term Expiration

Anthony J. Cataldo	54	Chairman of the Board	2007
Richard Levy	70	Director	2005
J. Weldon Chitwood	40	Director	2005
James F. Brooks	42	Chief Executive Officer, Director and Secretary	2006
Suzanne M. Verrill	58	Chief Financial Officer	n/a

Set forth below is information relating to the business experience of each of the directors and executive officers of the Company.

Anthony J. Cataldo was appointed Non-executive Chairman in October 2003. Mr. Cataldo has held management positions with a number of emerging growth and publicly traded companies. In February 2005 he was appointed Non-Executive Co-Chairman of the Board of MultiCell Technologies, Inc. (OTC BB: MUCL) a supplier of functional, non-tumorigenic immortalized human hepatocytes. He served as Executive Chairman of Calypte Biomedical Corporation (AMEX: HIV), a publicly traded biotechnology company, involved in development and sale of urine based HIV-1 screening test from May 2002 through November 2004. Mr. Cataldo has also served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC (OTC BB:SNTKY), a publicly traded biotechnology company involved in age-related therapies. From 1990 to 1995, Mr. Cataldo held various positions including Chairman and Chief Executive Officer with Management Technologies, Inc., a manufacturer and seller of trading system and banking software systems. He has also held the position of Executive Vice President of Hogan Systems, a banking software manufacturer and retailer. Mr. Cataldo has also served as President of Internet Systems, a pioneer in the Internet banking arena. Mr. Cataldo served in the United States Air Force from 1969 to 1973.

Richard Levy has been a director of the Company since April 1994 and was Secretary of the Company from 1994 through August 2001. Since October 2000, Mr. Levy has been a Senior Managing Director of Insignia/ESG, a real estate management and brokerage firm. From March 1998 to October 2000, Mr. Levy was a Senior Vice President of Tishman Real Estate Services, a real estate consulting and brokerage firm. Until March 1998, Mr. Levy was a Senior Director of Cushman & Wakefield, Inc., a real estate consulting and brokerage firm, and was employed in various positions with the firm for almost 40 years.

J. Weldon Chitwood has been a director of the Company since October 2003 and served as corporate secretary of the Company from November 2003 through April 2004. He is currently a managing partner of Redwood Grove Capital Management an institutional investor based in San Francisco and New York and has served as managing partner since July 1, 2003. Prior to his service with Redwood Grove Capital Management, Mr. Chitwood spent sixteen years with Shaw Industries preceding its acquisition by Berkshire Hathaway in January 2001. While with Shaw Industries, Mr. Chitwood was responsible for the turnaround of five different businesses in wholesale, international and commercial contracting. Mr. Chitwood attended the University of Georgia and obtained a degree in Economics.

James F. Brooks joined the Company’s operating subsidiary, Willey Brothers now known as BrandPartners Retail, Inc., as Chief Operating Officer in June 2002. Mr. Brooks was elected Interim President of the Company in September 2003 and appointed Chief Executive Officer in October 2003 and President and Secretary of the Company in August 2004. Mr. Brooks has held senior management positions with subsidiaries of major international corporations and start-up companies. Prior to June 2002, Mr. Brooks was a consultant with Getzler & Co., a national management and financial consulting firm specializing in corporate turnaround and restructuring. From 2000 through March 2001, he was a Senior Vice President of Cityspree, Inc., an offline and online start-up company that offered local businesses an innovative, barter-based marketing model via gift certificate auctions on Ebay and other auction-oriented web sites. From 1998 to 1999, Mr. Brooks served as the Vice President, North and South America, of acquisitions and development for Swissotel, a subsidiary of Swissair. From 1996-1997, Mr. Brooks was a co-founder of Sorbak, Inc., a wholesale and retail franchisee of a national chain focused on ergonomic and back care products. From 1989 to 1995, Mr. Brooks served as Vice President, North America, of acquisitions, development, and asset management for Meridien Hotels, a subsidiary of Air France. Mr. Brooks graduated with a B.A., cum laude, in 1984 from Connecticut College, and a M.B.A from Harvard Business School in 1989.

SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS OR DIRECTOR NOMINEES

Suzanne M. Verrill was appointed Chief Financial Officer of the Company as of April 26, 2004. Ms. Verrill also serves as the Chief Financial Officer of BrandPartners’ wholly owned subsidiary BrandPartners Retail, Inc. formally known as Willey Brothers, Inc., and has served as Chief Financial Officer since January 1, 2004. She has served as Controller since January 1, 1998. Ms. Verrill has over 20 years of experience in finance and has worked for such companies as Digital Equipment and WPI Termiflex. She has a Bachelor’s in Accounting from Southern New Hampshire University and an MBA from the Whittemore School of Business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 13, 2004, the Company entered into an agreement with Anthony J. Cataldo to serve as Non-Executive Chairman of the Company for three years with a monthly payment of $30,000. On March 16, 2005, the Company amended the agreement, extending the term to March 15, 2008. (See Remuneration of Non-Management Directors herein.)

On January 20, 2004 the Company entered into an amended settlement agreement with James M. Willey, individually and as trustee of the James M. Willey Trust - 1995 and Thomas P. Willey, individually and as trustee of The Thomas P. Willey Revocable Trust of 1998, former shareholders of our wholly owned subsidiary BrandPartners Retail, Inc. Under the terms of the agreement, $7,500,000 in term notes in favor of the former Willey Brothers shareholders were exchanged, cancelled and forgiven concurrently with the execution of the agreement and the issuance of new subordinated promissory notes totaling $2,000,000 in the aggregate, bearing an annual rate of interest of 5.75%. With the execution of the settlement agreement, we paid $1,000,000 toward the satisfaction of the new subordinated notes. Pursuant to the settlement agreement we also made payments of $500,000 on April 15, 2004 and July 14, 2004 satisfying the notes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during the year 2004, except that a late Form 3 and Form 4 were filed for Ms. Verrill.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2004, the Board of Directors met 6 times with incumbent Directors attending all meetings. Additionally, during the fiscal year ended December 31, 2004, the Company’s Audit Committee met four times and its Compensation Committee met twice.

Report of the Audit Committee

The role of the Audit Committee (the “Committee”) is to assist the Board in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board in 2004. The Audit Committee charter is annexed hereto as Annex A.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee reviewed the Company’s quarterly financial reports and regulatory issues facing the Company. Members of the Audit Committee as presently constituted met and held discussions with Goldstein and Morris Certified Public Accountants (“Goldstein and Morris”), who served as the Company’s independent auditors until October 20, 2004. Thereafter members of the Audit Committee met and held discussions with Michael F. Albanese, CPA, who served as the Company’s independent auditor through April 18, 2005. (See Change of Auditors herein) Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and with the Company’s independent auditors. The Committee also discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with its auditors their independence from the Company and its management, and the auditors provided the Company the written disclosures and letter required from an independent auditor by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee discussed with the independent auditors the overall scope and plans for the audit. The Committee met with the Company’s auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s reviews and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Audit Committee Members:

J. Weldon Chitwood
Richard Levy

Compensation Committee

The Compensation Committee reviews the Company's compensation policies and practices, develops recommendations with respect to compensation for the Company's senior executives and administers the Company's Incentive Compensation and Stock Incentive Plans.

Nominating Committee

The Board of Directors currently serves as the Nominating Committee. The Nominating Committee currently does not have a charter. The Committee is intended to assist in the oversight of the Company's corporate governance matters, including the determination of the independent status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

The Nominating Committee will consider stockholder suggestions for nominees for director other than self-nominating suggestions. Suggestions may be submitted to James F. Brooks the Chief Executive Officer, President and Secretary of the Company at the Company’s administrative offices. The Committee will consider suggestions received prior to January 3, 2006 for the 2006 annual meeting of shareholders.

Code of Ethics

The Company has adopted a Code of Ethics effective as of December 8, 2004. The Code of Ethics as adopted is annexed hereto as Annex B.

REMUNERATION OF NON-MANAGEMENT DIRECTORS

Our Chairman Anthony J. Cataldo, is compensated at a rate of $30,000 a month. On June 28, 2004, Mr. Cataldo was granted 1,000,000 options at an exercise price of $0.53 per share, the market price on the date of grant. On February 7, 2005, he was granted 500,000 options at an exercise price of $0.96 per share, the market price on the date of grant.

On February 7, 2005, Messrs. Levy and Chitwood, directors of the Company were each granted 100,000 options to purchase common stock of the Company at an exercise price of $0.96 per share, the market price on the date of grant.

All options granted to Messrs. Cataldo, Levy and Chitwood have a five year term and are exercisable as of the date of grant.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following Summary Compensation Table shows, for the years ended December 31, 2004, and December 31, 2003, the compensation awarded to, earned by or paid to the Company's current Chief Executive Officer and Chief Financial Officer:

		Annual Compensation
Name	Year	Salary $	Bonus $	Options # Shares
James F. Brooks (1)	2004	300,000	50,000(2)	2,000,000(3)
James F. Brooks	2003	239,616	100,000	127,5000(3)
Suzanne Verrill (5)	2004	99,920	35,000(2)	75,000(4)

(1) Mr. Brooks was appointed Chief Executive Officer in October 2003 and serves in that capacity pursuant to the terms of an employment agreement. The term of the employment agreement is through March 16, 2008. Mr. Brooks also serves as Chief Executive Officer of the Company’s wholly-owned subsidiary BrandPartners Retail, Inc.

(2) Accrued and paid bonus.

(3)  Includes the following options:

Number of	Exercise	Vesting	Expiration
Shares	Price	Date	Date
500,000	$0.20	November 10, 2003	November 10, 2008
500,000	$0.30	November 10, 2003	November 10, 2008
100,000	$0.15	October 8, 2003	October 8, 2008
175,000	$0.26	October 2, 2003	October 1, 2008
50,000	$0.76	June 2, 2003	June 2, 2010
1,000,000	$0.51	February 20, 2004	February 20, 2009
1,000,000	$0.53	June 25, 2004	June 25, 2009

(4) Includes the following options:

Number of	Exercise	Vesting	Expiration
Shares	Price	Date	Date
75,000	$0.53	April 1, 2005	July 27, 2009
(5) Ms. Verrill was appointed Chief Financial Officer in April 2004 and serves in that capacity pursuant to the terms of an employment agreement. The term of the employment agreement is through December 31, 2005 and renews annually thereafter unless terminated by the Company upon a minimum of ninety (90) days notice prior to the renewal date.

Employment Contracts

On August 13, 2004, the Company entered into an amended employment agreement with James F. Brooks, pursuant to which Mr. Brooks agreed to serve as President, Chief Executive Officer and Corporate Secretary of the Company for a term of three years, ending August 15, 2007. Pursuant to the employment agreement, the Company agreed to pay Mr. Brooks a salary of $300,000 per annum, subject to annual review by the Compensation Committee. The agreement also contains a change of control provision, which, if invoked, entitles Mr. Brooks to receive all payments due to him under the agreement at said time. On March 16, 2005, the agreement was amended again to extend the term through March 15, 2008 and permitted Mr. Brooks to engage in outside consulting, provided that the Company’s Board of Directors determined that said services would not conflict or interfere with Mr. Brooks’ responsibilities and obligations to the Company.

On July 27, 2004, the Company entered into an employment agreement with Suzanne M. Verrill as the Chief Financial Officer of the Company. The term of the employment agreement is through December 31, 2005 and renews annually thereafter unless terminated by the Company upon a minimum of ninety (90) days notice prior to the renewal date. Pursuant to the agreement, Ms. Verrill received $110,000 (pro rated) the first year, increasing to $120,000 per annum effective January 1, 2005.

STOCK OPTIONS

The following table contains information concerning the grant of stock options during 2004 to each of the Company's executive officers receiving stock options during such period.

No matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's common stock at a future date. If the price of the Company's common stock increases, all stockholders will benefit commensurably with the optionees. The stock options will have no value to the executives named above or other optionees if the price of the Company's common stock does not increase above the exercise price of the option.

Option Grants in Last Fiscal Year

Name	Num ber of Securities Underlying Options Granted (Num ber)	% of Total Options Granted to Em ployees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assum ed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
James F. Brooks	1,000,000	17.6%	$0.51	2/20/2009	$637,500	$765,000
	1,000,000	17.6%	$0.53	6/25/2009	$662,500	$795,000
Suzanne Verrill	75,000	1.3%	$0.53	7/27/2009	$49,688	$59,625

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above concerning the number of unexercised options and the value of unexercised options held by such executives as of the end of 2004. No options were exercised by such executives during 2004.

	Number of Securities Underlying		Value of In-the-Money Unexercised
	Unexercised Options at FY- End		Options at FY-End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James F. Brooks	3,325,000		$1,388,500
Suzanne Verrill	879	96,319	$879	$51,269

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Of the 3,325,000 options exercisable by Mr. Brooks, 1,000,000 are at an exercise price of $0.51 per share, 1,000,000 are at an exercise price of $0.53 per share, 175,000 are at an exercise price of $0.26 per share, 500,000 are at an exercise price of $0.20 per share and 500,000 are at an exercise price of $0.30 per share, 100,000 are exercisable at $0.15 per share and 50,000 are at an exercise price of $0.76 per share.

Of the 879 options exercisable by Ms. Verrill, all are at an exercise price of $1.00 per share. The 96,319 un-exercisable options have exercise prices of $1.00, $0.51 and $0.53.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans under which the equity securities of the Company are authorized for issuance as of the end of 2004.

	Number of securities to be
	issued upon exercise of	Weighted average exercise	Number of securities
Plan Category	outstanding options, warrants	price of outstanding options,	remaining available for future
	and rights (1)	warrants and rights	issuance

Equity compensation plans
approved by security holders
2001 Stock Incentive Plan	1,740,119	$0.91	3,259,881(2)
2004 Stock Incentive Plan	4,723,500	$0.52	276,500(3)
Equity compensation plans not	7,964,045(4)	$1.52	n/a
approved by security holders
Total	14,427,664

(1) Represents options granted under the 2004 Employee Stock Option plan, the 2001 Stock Incentive Plan and under certain other individual compensation arrangements as of December 31, 2004.

(2) Represents options remaining for issuance under the 2001 Stock Incentive Plan.

(3) Represents options remaining for issuance under the 2004 Stock Incentive Plan.

(4) Represents: an aggregate of 150,000 ten year warrants exercisable at $1.00 per share granted on September 16, 1996 to four officers and directors of the Company and its then subsidiary, Michaelson Kelbick Partners, Inc. ("MKP"); an aggregate of 8,500 ten year warrants exercisable at $1.00 per share granted on September 16, 1996 to two employees of MKP; 50,000 eight year options, exercisable 25% per year cumulatively at $7.00 per share, granted on July 3, 2000 to a consultant of the Company; an aggregate of 7,000 five year options, exercisable at $4.63 per share, granted on January 11, 2001 to seven employees of Willey Brothers; an aggregate of 49,000 five year options, exercisable 20% per year cumulatively at a price of $2.25 per share, granted on March 7, 2001 to eight employees of Willey Brothers; 100,000 five year options, exercisable at $2.03 per share, granted on July 3, 2001 to a consultant of the Company; 300,000 three year options, exercisable at $2.03 per share, granted on July 3, 2001 to a consultant of the Company; and 24,545 five year options, exercisable beginning December 3, 2002 at a price of $1.10 per share, granted on December 3, 2001 to a consultant of the Company; 125,000 five year options, exercisable at $0.12 per share granted to a consultant on January 30,2003; 150,000 five year options, exercisable at $0.35 per share and 150,000 five year options exercisable at $0.45 per share granted in settlement of a lawsuit on May 12, 2003; 1,500,000 five year options, exercisable at $0.20 per share and 1,500,000 five year options exercisable at $0.30 per share granted to our current chairman while he was a consultant on October 8, 2003; 500,000 five year options exercisable at $0.20 per share and 500,000 five year options exercisable at $0.30 per share granted to our current chief executive officer effective as of October 8, 2003; an aggregate of 800,000 options to purchase shares of our common stock at $0.30 granted to two directors (400,000 options each) granted on October 15, 2003; 700,000 five year options to purchase shares of our common stock at $0.30 per share granted to three consultants to the Company as of October 8, 2003; 500,000 five year options exercisable at $0.53 to our current chief executive officer effective as of June 28, 2004; 100,000 five year options to a consultant to the Company to purchase shares of common stock as of May 12, 2004 exercisable at $0.75 per share; 250,000 options exercisable at $0.26 per share granted to the subordinated note holder which expire October 22, 2011; 500,000 five year options granted to a consultant exercisable at $0.54 per share. All options and warrants became fully exercisable on the date of grant unless otherwise indicated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Company's common stock as of April 15, 2005 by (i) each person who is known to us to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers of the Company as a group. The following information is based in part upon data furnished by the persons indicated below.

	Amount
Name and Address of Beneficial Owner (1)	Beneficially	Percent of Class
	Owned(2)

Robert S. Trump (3)	4,455,422	13.4%
Longview Fund LP	3,249,977	9.8%
Gruber and McBaine Capital Management LLC (4)	2,151,750	6.5%
Anthony J. Cataldo (5)	4,500,000	13.5%
J. W eldon Chitwood (6)	500,000	1.5%
James F. Brooks (7)	3,356,100	10.1%
Richard Levy (8)	600,000	1.8%
Suzanne Verrill (9)	194,396	0.6%
All directors and executive officers as a group	9,150,496	27.5%
(5 persons)
Total	28,158,141

(1) Unless otherwise indicated, the business address for each of such beneficial owners is c/o BrandPartners Group, Inc., 10 Main Street, Rochester, New Hampshire 03839.

(2) Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective individuals does not constitute an admission that such individuals are the beneficial owners of such securities.

(3) Represents 4,455,422 shares of common stock. The business address for Mr. Trump is c/o Trump Management, Inc., 2611 West Second Street, Brooklyn, NY 11223.

(4) Includes shares beneficially owned by various individuals with shares voting power by Gruber and McBaine Capital Management, 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(5) Represents: (i) 400,000 shares of common stock; (ii) options to purchase 1,100,000 shares of common stock from the Company exercisable until October 8, 2008 at $.20 per share; and (iii) options to purchase 1,500,000 shares of common stock from the Company exercisable until October 8, 2008 at $.30 per share; (iv) options to purchase 1,000,000 shares of common stock from the Company exercisable until June 28, 2009 at $0.53 per share; (v) options to purchase 500,000 shares of common stock from the Company exercisable until February 7, 2010 at $0.96 per share.

(6) Represents: (i) options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $0.30 per share and (ii) options to purchase 100,000 shares of common stock from the Company, exercisable until February 7, 2010, at $0.96 per share.

(7) Represents: (i) options to purchase 500,000 shares of common stock from the Company, exercisable until October 8, 2008 at $0.20 per share; (ii) options to purchase 500,000 shares of common stock from the Company, exercisable until October 8, 2008 at $0.30 per share; (iii) options to purchase 50,000 shares of common stock of the Company at $0.76 per share exercisable until June 2, 2010; (iv) options to purchase 100,000 shares of common stock of the Company at $0.15 per share exercisable until March 15, 2008; (v) options to purchase 175,000 shares of common stock of the Company at $0.26 per share exercisable until October 1, 2008; (vi) options to purchase 1,000,000 shares of common stock from the Company at $0.51 per share exercisable until February 20, 2009; (vii) options to purchase 1,000,000 shares of common stock from the Company at $0.53 per share exercisable until June 28, 2009; (viii) options to purchase 500,000 shares of common stock from the Company at $0.96 per share exercisable until February 7, 2010; and (ix) 31,100 shares of common stock.

(8) Represents: (i) warrants to purchase 50,000 shares of common stock from the Company, exercisable until September 16, 2006 at $1.00 per share; (ii) options to purchase 50,000 shares of common stock from the Company, exercisable until March 25, 2008 at $0.15 per share; and (iii) options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $.30 per share; and (iv) options to purchase 100,000 shares of common stock from the Company at $0.96 per share exercisable until February 7, 2010.

(9) Represents: (i) shares of common stock; (ii) options to purchase 2,198 shares of common stock from the Company at $1.00 per share exercisable until February 4, 2010; (iii) options to purchase 40,000 shares of common stock from the Company at $0.51 per share exercisable until February 20, 2009; (iv) options to purchase 75,000 shares of common stock from the Company at $0.53 per share, exercisable until July 27, 2009; and (v) options to purchase 75,000 shares of common stock from the Company at $0.90 per share, exercisable until April 5, 2010.

The Company has made previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including the proxy statement, in whole or in part. However, the Report of the Audit Committee and the following Performance Graph shall not be incorporated by reference into any such filing.

PERFORMANCE GRAPH

The following graph compares the percentage change in cumulative total stockholder return on the Company’s common stock on a quarterly basis from December 31, 1999 to December 31, 2004 with the cumulative total return over the same period of (1) three public companies with similar industry focus and (2) NASDAQ. HISTORIC STOCK PRICE IS NOT INDICATIVE OF FUTURE STOCK PRICE PERFORMANCE.

PROPOSAL 2: INDEPENDENT ACCOUNTANTS

The Audit Committee has recommended Moore Stephens, P.C. as the Company’s independent auditors for the Fiscal Year ending December 31, 2005 and the Board of Directors has approved the appointment. The Board of Directors has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

As indicated in the Report of Audit Committee and in Change in Auditors directly below, Goldstein and Morris Certified Public Accountants, PC was first engaged in February 2004. Goldstein and Morris performed no services for the Company during calendar 2003, but performed its audit and review services for 2003 and 2002 during calendar 2004. On October 20, 2004, Goldstein and Morris resigned and advised the Company that they no longer had the resources available to service the account. Upon the recommendation of our audit committee, our Board of Directors engaged Michael F. Albanese, CPA to audit our consolidated financial statements for the year ending December 31, 2004. The aggregate fees billed to date for each of the following categories of services performed for the fiscal years 2004 and 2003 are set forth below:

	2004	2003
Audit Fees	$153,230	$171,500
Audit- related fees
Tax fees
All other fees	$5,500

“Audit fees” include fees for the audits of the Company’s annual financial statements for 2004 and the quarterly review of the statements. “Audit-related services” consists primarily of the review of registration statements and the issuance of related consents. “Tax fees” include tax planning and the preparation of the Company’s tax returns. Michael F. Albanese and Goldstein and Morris did not provide any tax or financial information systems design or implementation services to the Company.

Change of Auditors

On April 18, 2005, the Company dismissed Michael F. Albanese, CPA as its certifying accountant and retained Moore Stephens, P.C as the Company’s new independent auditors to audit the Company’s consolidated financial statements for the year ending December 31, 2005. During the Company’s two most recent fiscal years and through April 18, 2005, the Company has not consulted with Moore Stephens regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The dismissal of Albanese was approved by the Company’s Board of Directors. Albanese had audited the Company’s consolidated balance sheets as of December 31, 2004 and the related consolidated statement of operations, changes in stockholders equity (deficit) and cash flows for the year ended December 31, 2004. Albanese’s report on the financial statements of the Company for its fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the period in which Albanese audited the Company’s financial statements and the interim period in which Albanese served as the Company’s certifying accountant, there were no disagreement(s) with Albanese on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Albanese, would have caused Albanese to make reference to the subject matter of such disagreement(s) in connection with the audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Michael F. Albanese had been engaged by the Company on November 2, 2004 upon recommendation of the audit committee, and approval of the Board of Directors as the successor to Goldstein and Morris Certified Public Accountants P.C. to audit the Company’s consolidated financial statements. During the two most recent fiscal years and through November 2, 2004, the Company had not consulted with Albanese regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered in the Company reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

On October 20, 2004, Goldstein and Morris Certified Public Accountants, P.C. resigned as the Company’s independent auditors and advised the Company that they no longer had the resources available to service the Company. Goldstein and Morris' reports on the financial statements for our fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period in which Goldstein and Morris audited the Company’s financial statements and the interim period in which Goldstein and Morris served as the Company’s certifying accountants, there were no disagreement(s) with Goldstein and Morris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Goldstein and Morris, would have caused Goldstein and Morris to make reference to the subject matter of such disagreement(s) in connection with its audit report.

On February 18, 2004, the Company had engaged Goldstein and Morris Certified Public Accountants P.C. and dismissed Goldstein Golub Kessler LLP ("GGK") as its certifying accountants. The decision to dismiss GGK and engage Goldstein and Morris was approved by the Company's Board of Directors.

Goldstein and Morris was engaged to audit the consolidated financial statements of the Company for the year ended December 31, 2003. During the Company's two most recent fiscal years and through February 18, 2004, the Company had not consulted with Goldstein and Morris regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

  GGK was previously appointed as the Company's certifying accountants on April 16, 2003 as the successor to Grant Thornton LLP. As GGK was appointed April 16, 2003 and dismissed February 18, 2004 no audit reports were issued on the Company's financial statements. During the interim period in which GGK served as the Company's certifying accountants there were no disagreement(s) with GGK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of such disagreement(s) in connection with its audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company dismissed Grant Thornton LLP on April 16, 2003 and as discussed above appointed GGK as its certifying accountants for the year ending December 31, 2003. This change was recommended and approved by the Audit Committee of the Company's Board of Directors.

Neither of Grant Thornton's reports on the Company's financial statements for the years ending December 31, 2001 or 2002 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the years ending December 31, 2001 and 2002 and the subsequent interim period through April 16, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3: TO AMEND THE 2004 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 3,000,000 TO 8,000,000

The Board of Directors of the Company has amended the BrandPartners Group Inc. 2004 Stock Incentive Plan (the "Stock Incentive Plan" or the “Plan”), subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder by 3,000,000 to 8,000,000 in total.

The Board of Directors adopted as of February 20, 2004 the 2004 Stock Incentive Plan, which subsequently received shareholder approval on June 28, 2004. While previously granted options under the Company’s 2001 Stock Incentive Plan remain in effect in accordance with the terms of the individual options, the 2004 Stock Incentive Plan replaces the Company’s 2001 Plan which has 3,259,881 shares remaining for future grants.

The purposes of the Stock Incentive Plan are to enable the Company to attract, retain and reward employees by offering employees an equity interest in the Company, to enable the Company to offer equity incentives to employees of entities which the Company may acquire, and to enable the Company to pay part of the compensation of its outside directors or consultants in options to purchase common stock. The Stock Incentive Plan is currently capitalized with 5,000,000 shares with 4,723,500 options to date having been granted in accordance with the terms of the Plan. The Board of Directors believes that increasing the shares available under the Plan will be in the best interest of the Company as it will allow for additional grants and awards to eligible participants under the Plan. The Board further believes that an increase in the Plan of 3 million shares is warranted in light of the Board’s election to discontinue grants under the 2001 Stock Incentive Plan.

PRINCIPAL PROVISIONS OF THE STOCK INCENTIVE PLAN

The following summary of the Stock Incentive Plan, as adopted by the Board of Directors, is qualified by reference to the full text of the Stock Incentive Plan, which is available for review at the Company’s offices.

GENERAL PROVISIONS

The Stock Incentive Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of common stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted common stock ("restricted stock"), (4) shares of deferred common stock ("deferred stock"), (5) bonus stock, and (6) tax-offset payments with respect to any of such awards. The Stock Incentive Plan also authorizes the granting of awards to directors who are not employees or officers of the Company ("Outside Directors") to purchase shares of common stock and related limited SARs and tax-offset payments.

Administration - The Stock Incentive Plan is administered by a committee of the Company's Board of Directors, which consists of at least two Outside Directors. The Committee has authority to interpret the Stock Incentive Plan, adopt administrative regulations, and determine and amend the terms of awards to employees. The Board of Directors has similar authority with respect to Outside Directors (although the Stock Incentive Plan may also provide for certain automatic grants to Outside Directors).

Eligibility - The Committee may make awards under the Stock Incentive Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. All employees (currently numbering approximately 130 full time employees) and Outside Directors (currently numbering 2) are eligible to receive awards under the Stock Incentive Plan.

Limitations on Awards - The aggregate number of shares of common stock which may be issued under the Stock Incentive Plan is 5,000,000. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or for the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the Stock Incentive Plan. If the exercise price of an option is paid in common stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit. No recipient may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the Stock Incentive Plan with respect to more than 1,500,000 shares of common stock in any fiscal year. No employee or Outside Director may be granted tax-offset payments with respect to more than the number of shares of common stock covered by awards held by such employee. The Stock Incentive Plan does not limit awards which may be made under other plans of the Company.

AWARDS

The Stock Incentive Plan authorizes the Committee (or, with respect to awards to Outside Directors, the Board) to grant the following types of awards:

1. Stock Options. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of common stock as the Committee (or, with respect to awards to Outside Directors, the Board) determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee (or, with respect to awards to Outside Directors, the Board) determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the common stock at the date of grant of the option. The Committee (or, with respect to awards to Outside Directors, the Board) has authority to waive any vesting conditions it may have imposed.

2. Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of common stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, common stock, or a combination of both, as determined by the Committee. The Committee (or, with respect to awards to Outside Directors, the Board) may grant a SAR which can only be exercised within the 60-day period following a Change of Control (as such term is defined in the Stock Incentive Plan and summarized below). The Committee (or, with respect to awards to Outside Directors, the Board) may also provide that in the event of a Change of Control, the amount to be paid by the Company upon the exercise of the SAR will be based on the Change of Control Price (as defined in the Stock Incentive Plan and summarized below). Such a SAR is sometimes referred to as a limited SAR.

3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which (or conditions under which) the restricted stock will vest. The Committee has authority to waive any vesting conditions it may have imposed. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

4. Deferred Stock. A deferred stock award is a commitment to deliver a specified number of shares of common stock (or their cash value) at a future date. The award may be made subject to vesting, based on future service or satisfaction of other conditions. The Committee has authority to waive any vesting conditions it may have imposed. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

5. Bonus Stock. The Committee may award bonus stock subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine, and the Committee may waive such conditions in its discretion.

6. Tax-Offset Payments. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to provide for a tax-offset payment by the Company not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the recipient is taxed at the maximum tax rate applicable to such income.

7. Performance Awards. The Committee can designate any awards to employees under the Stock Incentive Plan as "Performance Awards." Awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Code. The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee.

8. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

PROVISIONS RELATING TO A CHANGE OF CONTROL

As a general matter, upon the occurrence of a Change of Control, (1) all outstanding stock options, SARs, and limited SARs, including those held by Outside Directors, will become fully exercisable and vested, (2) all restrictions applicable to outstanding restricted stock and deferred stock awards under the Stock Incentive Plan will lapse, and such awards will be deemed fully vested, and (3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price. The Committee may provide exceptions from the above rule with respect to grants to employees and consultants.

A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the Stock Incentive Plan) fail to constitute at least two-thirds of the Board of Directors, (3) a merger or consolidation becomes effective unless the transaction is approved by the Board of Directors, a majority of the members of which were in place prior to the transaction or, following such transaction, (a) the beneficial owners of the Company's common stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the Company resulting from the transaction were members of the Company's Board of Directors immediately prior to the transaction, or (4) the shareholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

The Change of Control Price is the highest price per share of common stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control, during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

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Tax Withholding - The Stock Incentive Plan permits participants to satisfy all or a portion of their minimum statutory federal, state, local or other tax liability with respect to awards under the Stock Incentive Plan by delivering previously-owned shares held at least six months or by having the Company withhold from the shares otherwise deliverable to such participant shares having a value equal to the liability to be so satisfied.

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Adjustments - In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares or other property authorized by the Stock Incentive Plan (including any limitations on individual awards), and the number, option price and kinds of shares or other property covered by outstanding awards (including those held by Outside Directors), and to make such other adjustments in awards under the Stock Incentive Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards. In addition, if the Company is dissolved or liquidated, of if there is a reorganization, merger or consolidation where the Company is not the surviving corporation, or if the Company sells substantially all of its assets, the Board will have the power to provide that outstanding stock options shall be (i) cashed out, (ii) assumed by the surviving corporation, and/or (iii) exercised within ten (10) days of any such event.

▪
Amendments - The Board of Directors may amend the Stock Incentive Plan without shareholder approval, unless such approval is required by law. Amendment or discontinuation of the Stock Incentive Plan cannot adversely affect any award previously granted without the holder's written consent.

▪
The Committee may amend any grant under the Stock Incentive Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other awards granted to a holder and grant a new option or award to the employee on more favorable terms and conditions than the canceled award. The Stock Incentive Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No ISOs may be granted under the Stock Incentive Plan after February 19, 2014.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

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Non-Qualified Stock Options - With respect to non-qualified stock options, (a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant.

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Incentive Stock Options - No taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination (12 months after termination, in the event of permanent and total disability, or the term of the option, in the event of death). However, the exercise of an ISO may result in an alternative minimum tax liability to the participant.

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Stock Appreciation Rights - No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives common stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

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Restricted Stock - A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock.

▪
Deferred Stock - A participant receiving deferred stock generally will recognize ordinary income equal to the amount of cash received in settlement of the award or the fair market value on the settlement date of the stock distributed to the participant. The capital gain holding period for such stock will also commence on that date.

▪
Dividends and Dividend Equivalents - Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant.

▪
Bonus Stock - A participant receiving bonus stock generally will recognize ordinary income on the date of grant equal to the fair market value of the bonus stock on such date, less the amount paid for such stock.

▪	Tax-Offset Payments - A participant receiving a cash tax-offset payment will recognize ordinary income on the date of payment.

Company Deductions - As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or Outside Director recognizes ordinary income from awards under the Stock Incentive Plan; to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

The Board of Directors unanimously recommends a vote FOR Proposal 3.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2006 Annual Meeting of Stockholders no later than January 3, 2006 if any such proposal is to be eligible for inclusion in the Company’s Proxy/Information Statement materials for its 2006 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its Proxy/Information Statement materials unless certain other conditions specified in such rules are met.

VOTING PROCEDURE

Under Delaware law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. There are no cumulative voting rights for the shareholders of the Company.

OTHER INFORMATION

The Board of Directors does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting.

There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-K for the Fiscal Year ended December 31, 2004 as filed with the Securities and Exchange Commission in addition to its Form 10-Qs and Form 8-K Reports as filed with the Commission.

By order of the Board of Directors,

/s/ James F. Brooks
James F. Brooks
Chief Executive Officer, President and Secretary

Dated: Rochester, New Hampshire
April 20, 2005

LEFT BLANK INTENTIONALLY

>FOLD AND DETACH HERE AND READ THE REVERSE SIDE ‹

PROXY
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. PLEASE MARK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒
						FOR	AGAINST	ABSTAIN
1.	Election of Directors:	FOR	WITHHOLD AUTHORITY	2.	Ratification of the audit committee’s selection of independent public accountants.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
	(To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)	☐	☐	3.	Proposal to amend the 2004 Stock Incentive Plan.	☐	☐	☐
	J. Weldon Chitwood			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
	Richard Levy

						COMPANY ID:

						PROXY NUMBER:

						ACCOUNT NUMBER:
Signature:___________________________________	Signature:____________________________________	Date:________________________________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer, If a partnership, please sign in partnership name by authorized person.

brandpartners

April 20, 2005

Dear Stockholder,

You are cordially invited to attend the BrandPartners Group Annual Meeting of Stockholders on Friday May 20, 2005. The meeting will begin promptly at 1:00 p.m. local time at the executive offices of the Company.

The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 2004 Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

Sincerely,

/s/ Anthony J. Cataldo
Anthony J. Cataldo
Chairman of the Board

brandpartners
10 Main Street | Rochester, NH 03839 | 800.732-3999 | fax 603.332-7429 | www.brandpartnersgroupinc.com
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

brandpartners

The undersigned appoints Anthony J. Cataldo and James F. Brooks each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BrandPartners Group, Inc. held of record by the undersigned at the close of business on April 12, 2005 at the 2005 Annual Meeting of Shareholders of BrandPartners Group, Inc. to be held on May 20, 2005 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)